Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Analog Devices, Inc. (the “Company”) for the period ended February 2, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Prashanth Mahendra-Rajah, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 20, 2019	/s/ Prashanth Mahendra-Rajah
Prashanth Mahendra-Rajah
Chief Financial Officer